UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 20, 2009
STANDEX INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-7233 (Commission File Number)	31-0596149 (IRS Employer Identification No.)

6 Manor Parkway, Salem, New Hampshire (Address of principal executive offices)	03079 (Zip Code)
Registrant’s telephone number, including area code: (603) 893-9701
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Standex International Corporation
SECTION 7 — REGULATION FD
ITEM 7.01 — REGULATION FD DISCLOSURE
The PowerPoint presentation disseminated in connection with the earnings release conference call, broadcasted on August 20, 2009, is furnished under Form 8-K Item 7.01. The information is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Standex International Corporation specifically incorporates the information by reference.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c)	Exhibits — The following exhibit is provided as part of the information furnished under Item 7.01 of this Current Report on Form 8-K.

Exhibit No.	Description

99	Standex International Corporation PowerPoint presentation for Fourth Quarter 2009 Earnings Conference Call
FORWORD-LOOKING STATEMENTS
This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Act of 1995 (the “Act”) that are intended to come within the safe harbor protection provided by the Act. By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements. Several factors that could materially effect the Corporation’s actual results are identified in the press release as well as in the Corporation’s Annual Report on Form 10-K for the fiscal year ended June 30, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDEX INTERNATIONAL CORPORATION (Registrant)
/s/ Thomas DeByle
Thomas DeByle
Chief Financial Officer

Date: August 20, 2009

Signing on behalf of the registrant and as principal financial officer